EXHIBIT 10.28


                            STOCK PURCHASE AGREEMENT

                                   DATED AS OF

                                  July 16, 2004

                                     BETWEEN

                             Recall Mail Corporation

                                       AND

                             Charles A. Handshy, Jr.



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                             RECALL MAIL CORPORATION


                                                             As of July 16, 2004



                            Stock Purchase Agreement
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Dear Ladies and Gentlemen:

      The undersigned, Recall Mail Corporation, a Delaware corporation (the "Corporation") presently intends to issue and sell common stock, $.0001 par
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value, of the Corporation (the "Common Stock") to one or more investors in
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accordance with this Agreement and additional agreements substantially identical to this Agreement on the same terms and with the same conditions set forth herein.

      ACCORDINGLY, the Corporation hereby agrees with you as follows:

      SECTION 10. Issuance and Sale of Common Stock; Closing. Simultaneously
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with the execution and delivery of this Agreement, the Corporation is selling to the Investor, and the Investor is purchasing from the Corporation, upon the terms and subject to the conditions hereinafter set forth, 4,000,000 shares of Common Stock of the Corporation (collectively, the "Common Shares") for a
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purchase price of 1,000,000 shares of common stock of EmailEmissary, Inc.
Simultaneously herewith (the "Closing"), the Corporation is issuing and
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delivering to the Investor a certificate representing the Common Shares being purchased by the Investor hereunder, registered in the name of the Investor, against delivery by the Investor of a stock certificate for 1,000,000 shares of common stock of EmailEmissary, Inc., an amount equal to 20% of the current outstanding shares of EmailEmissary, Inc.

      SECTION 11. Representations and Warranties of the Corporation. The
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Corporation hereby represents and warrants to the Investor as follows:

      11.1. Organization. The Corporation is a corporation duly organized,
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validly existing and in good standing under the laws of the State of Delaware.
The Corporation has all requisite corporate power and authority to own and operate its properties, enter into this Agreement and perform its obligations hereunder.

      11.2. Capitalization. The authorized capital stock of the Corporation on
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December 1, 2003, consisted of 50,000,000 shares of Common Stock.

      11.3. Authorization. The execution, delivery and performance by the
            -------------
Corporation of this Agreement have been duly authorized by all requisite corporate action on the part of the Corporation, and this Agreement has been duly executed and delivered by the Corporation and constitutes the valid and binding obligation of the Corporation.

      SECTION 12. Representations and Warranties of the Investor. The Investor
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hereby severally represents and warrants to the Corporation as follows:

      12.1. Authority. The Investor has full power and authority to execute,
            ---------
deliver and perform this Agreement and to consummate the transactions contemplated hereby; and this Agreement constitutes the valid and binding obligations of the Investor.


            [COUNTERPART SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be executed as of the date first written above.

                                       RECALL MAIL CORPORATION


                                       By: /s/ Darin Myman
                                           ---------------------------------
                                            Darin Myman
                                            President


                                       Investor


                                       /s/ Charles A. Handshy, Jr.
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                                       Signature


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                                       Tax Identification Number


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                                       Address


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                                       Investor Phone


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